UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2006

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240-13e-4c)

Item 2.02 Results of Operations and Financial Condition

On August 14 2006, C&F Financial Corporation issued a news release announcing its financial results for the second quarter and six months ended June 30, 2006. A copy of the company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 2.02.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	C&F Financial Corporation news release dated August 14, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: August 14, 2006	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

3